SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2005

99¢ ONLY STORES
(Exact Name of Registrant as Specified in Charter)

California	1-11735	95-2411605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 East Union Pacific Avenue
City of Commerce, California	90023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 980-8145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(b)     On December 30, 2005, the Board of Directors of 99¢ Only Stores (the “Company”) determined to change the Company’s fiscal year from the period ending December 31 in each year to the period ending March 31 in each year. This change in fiscal year is effective for the period ended March 31, 2005. A copy of the press release announcing this change in fiscal year is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company will file a transition report on Form 10-Q covering the three-month period ended March 31, 2005. As the period for the Company’s delayed first quarter 2005 Form 10-Q coincides with the period for the Company's transition report on Form 10-Q for the three-months ended March 31, 2005, the Company intends to file only one Form 10-Q to cover both the first quarter of 2005 and the transition period.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press release dated January 5, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

99¢ ONLY STORES

Date: January 6, 2006	By: /S/ ERIC SCHIFFER

Eric Schiffer
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 5, 2006